UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

HL ACQUISITIONS CORP.

(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	001-38563	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, 12th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 486-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one right, and one redeemable warrant	HCCHU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	HCCH	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	HCCHR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	HCCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On March 30, 2020, HL Acquisitions Corp. (the “Company”) and Sila Energy Holdings Limited (the “Seller”), an affiliate of Ajay Khandelwal, a director of the Company, agreed to mutually terminate the previously announced Sale and Purchase Agreement, dated as of December 17, 2019 (the “Purchase Agreement”), by and among the Company, the Seller and Chi Energie (Singapore) Pte. Ltd. (“Chi”). In connection with the termination, each party released the other from all claims relating to the Purchase Agreement.

The parties determined to terminate the Purchase Agreement due to the current extraordinary market conditions surrounding the industry in which Chi is intending to operate and not as a result of any change in the parties’ belief in Chi’s ultimate success.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including relating to Chi’s ultimate success. Actual results may differ from the parties’ expectations. You should not rely on these forward-looking statements as predictions of future events. Readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date made. Neither the Company nor Chi undertake or accept any obligation to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2020	HL ACQUISITIONS CORP.

	By:	/s/ Jeffrey E. Schwarz
Jeffrey E. Schwarz
Chief Executive Officer

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